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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our reports dated February 13, 1998 included in Atlas Air, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this Registration Statement.

                                   ARTHUR ANDERSEN LLP


February 19, 1999
Denver, Colorado